SECURITIES AND EXCHANGE COMMISSION
           Washington, DC  20549




                  FORM 8-K



               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 5, 2002



            BIOZHEM COSMECEUTICALS, INC.
(Exact name of Registrant as specified in its charter)




Texas                         1-14725              76-0118305
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation or           File number)     Identification
organization)                                         Number)



11884 Tammy Way
Grass Valley, California                            95949
(Address of principal                       (Postal Code)
executive offices)



Registrant's telephone number, including area code:
(530) 271-1911

Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of August 5, 2002, Biozhem Cosmeceuticals, Inc. (the "Company") dismissed Corbin & Wertz as its principal independent accountants and engaged Brown Armstrong Accountancy Corporation as its principal independent accountants to audit the financial statements of the Company.

     For either of the past two fiscal years, the report of the former independent accountants, Corbin & Wertz, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in their report for the years ended September 30, 2001 and September 30, 2000.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Brown Armstrong Accountancy Corporation, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Brown Armstrong Accountancy Corporation regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has requested Corbin & Wertz to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August
5, 2002, is filed as Exhibit 16.1 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   Exhibits:                                              Page


   16.1  Letter re change in certifying accountant           4

                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 BIOZHEM COSMECEUTICALS, INC.
                                 (Registrant)


Dated:    August 8, 2002          By:   /s/ James Chapin
                                  Name:     James Chapin
                                  Title:    Chief Executive Officer

EXHIBIT 16.1




               CORBIN & WERTZ
        2603 Main Street, Suite 600
           Irvine, CA 92614-4259




August 5, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K of Biozhem Cosmeceuticals, Inc.
for the event that occurred on August 5, 2002, and are in agreement with the statements contained therein insofar as they relate to our firm.


/s/ Corbin & Wertz
CORBIN & WERTZ
Irvine, California